Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account
Supplement, dated June 3, 2014 to
the Consultant Accumulator Variable Universal Life Prospectus and
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

In the “Investment and Fixed Account Options” section, Subaccounts table, the table entry for “MFS® High Income Series - Initial Class” is deleted.

The following footnote is added to the subaccounts table: “Effective August 16, 2013, MFS® High Income Series — Initial Class was merged into MFS® High Yield Portfolio — Initial Class.”

Please keep this supplement for future reference together with your prospectus.